Exhibit 10.22

jackson hewitt tax service inc.

and

jackson hewitt inc.

first amendment to note purchase agreement

Dated as of January 7, 2005

Re:	Note Purchase Agreement dated as of June 21, 2004 and $175,000,000 Floating Rate Senior Notes due June 25, 2009

To each of the institutional investors (the “Noteholders”)

Named in Schedule I attached hereto

Ladies and Gentlemen:

Reference is made to the Note Purchase Agreement dated as of June 21, 2004 (the “Note Purchase Agreement”) by and among Jackson Hewitt Tax Service Inc., a Delaware corporation (the “Company”), Jackson Hewitt Inc., a Virginia corporation (the “Issuer”), and each of the institutional investors party thereto, under and pursuant to which, among other things, the Issuer originally issued and sold its Floating Rate Senior Notes due June 25, 2009 in an aggregate principal amount of $175,000,000 (the “Notes”), Terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Note Purchase Agreement.

The Company and the Issuer hereby jointly and severally agree with you in this First Amendment to Note Purchase Agreement (this or the “First Amendment”) as follows:

section 1.                                amendment to section 10.4 (restricted payments) op notepurchase agreement.

Section 10.4 of the Note Purchase Agreement shall be and is hereby amended by (A) deleting the “and” at the end of clause (f) thereof and substituting “,” in lieu thereof and (B) inserting the following at the end of clause (g) thereof “and (h) the Company may repurchase Capital Stock in the Company in an aggregate amount during any fiscal year not to exceed the greater of (i) 500,000 shares of such Capital Stock of the Company and (ii) the number of shares of Capital Stock of the Company issued upon the exercise of stock options during such fiscal year.”

Jackson Hewitt Tax Service Inc.	First Amendment to
Jackson Hewitt Inc,	Note Purchase Agreement

section 2.                                representations and warranties.

The Company and the Issuer hereby jointly and severally represent and warrant that as of the date hereof:

(a)                             The execution and delivery of the First Amendment by the Company and the Issuer and compliance by the Company and the Issuer with all of the provisions of the Note Purchase Agreement, as amended by the First Amendment —

(i)                                     are within the corporate power and authority of the Company and the Issuer, as the case may be; and

(ii)                                  will not violate any provisions of any law or any order of any court or governmental authority or agency and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under the articles or certification of incorporation or by-laws of the Company and the Issuer, as the case may be, or any indenture or other agreement or instrument to which the Company or the Issuer is party or by which the Company or the Issuer may be bound or result in the imposition of any Liens or encumbrances on any property of the Company or the Issuer.

(b)                            The execution and delivery of the First Amendment has been duly authorized by all necessary corporate action on the part of the Company and the Issuer (no action by the stockholders of the Company or the Issuer being required by law, by the articles or certificate of incorporation or by-laws of the Company or the Issuer or otherwise, other than those actions which have been obtained or effected); and the First Amendment has been duly executed and delivered by the Company and the Issuer, as the case may be, and the Note Purchase Agreement, as amended by the First Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Company and the Issuer enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors’ rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

(c)                             Upon the effectiveness of this First Amendment and that certain First Amendment to Credit Agreement, dated as of January 7, 2005 (the “Credit Agreement Amendment”), in respect of the Bank Credit Agreement, no Default or Event of Default exists or shall be continuing under the Note Purchase Agreement.

(d)                            Neither the Company or the Issuer nor any Subsidiary has paid any fees or other consideration (other than routine fees of counsel) to any other lender holding Debt of the Company or the Issuer in connection with the execution and delivery of any amendment or waiver pertaining or relating to the subject matter of this First Amendment.

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sections 3.                         miscellaneous.

Section 3.1. Ratification of Note Purchase Agreement. Except as herein expressly amended, the Note Purchase Agreement is in all respects ratified and confirmed.  If and to the extent that any of the terms or provisions of the Note Purchase Agreement is in conflict or inconsistent with any of the terms or provisions of this First Amendment, this First Amendment shall govern.

Section 3.2. References to Note Purchase Agreement.  References in the Note Purchase Agreement or in any Note, certificate, instrument or other document related to or delivered in connection with the transactions contemplated by the Note Purchase Agreement shall be deemed to be references to the Note Purchase Agreement as amended hereby and as further amended from time to time.

Section 3.3. Successors and Assigns.  This First Amendment shall be binding upon the Company and the Issuer and their respective successors and assigns and shall inure to the benefit of each Noteholder and such Noteholder’s successors and assigns, including each successive holder or holders of any Notes.

Section 3.4. Requisite Approval; Expenses. This First Amendment shall be effective as of the date first written above upon the satisfaction of the following conditions precedent: (a) the Company, the Issuer and the Required Holders shall have executed this First Amendment, (b) each of the Subsidiary Guarantors shall have executed and delivered the Acknowledgment and Consent in respect of the Subsidiary Guaranty and this First Amendment in the form attached hereto as Exhibit A, (c) the Company, the Issuer and the requisite lenders under the Bank Credit Agreement shall have executed and delivered the Credit Agreement Amendment and the Noteholders shall have received a duly executed copy thereof, and (d) the Company and the Issuer shall have paid all reasonable out-of-pocket expenses incurred by each Noteholder in connection with the consummation of the transactions contemplated by this First Amendment, including, without limitation, the fees, expenses and disbursements of Chapman and Cutler LLP, which are reflected in statements of such counsel rendered on or prior to the date of this First Amendment.

Section 3.5. Counterparts. This First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

Section 3.6. Governing Law. The Note Purchase Agreement, as amended by this First Amendment, and the Notes shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

Signature Pages Follow

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in witness whereof, each of the Company and the Issuer has executed this First Amendment to Note Purchase Agreement as of the day and year first above written.

JACKSON HEWITT TAX SERVICE INC.

By	/s/ Mark Heimbouch
	Name:	Mark Heimbouch
	Title:	Chief Financial Officer

JACKSON HEWITT INC.

By	/s/ Mark Heimbouch
	Name:	Mark Heimbouch
	Title:	Chief Financial Officer

This First Amendment to Note Purchase Agreement is accepted and agreed to as of the day and year first above written.

SUNAMERICA LIFE INSURANCE COMPANY

By:	AIG Global Investment Corp.,
Investment Adviser

	By	/s/ Lorri White
		Name:	Lorri White
		Title:	Vice President

This First Amendment to Note Purchase Agreement is accepted and agreed to as of the day and year first above written.

monumental life insurance company

By	/s/ Mary T. Pech
	Name:	Mary T. Pech
	Title:	Vice President

This First Amendment to Note Purchase Agreement is accepted and agreed to as of the day and year first above written.

ING USA annuity and life insurance company
ING life insurance and annuity company

By:	ING Investment Management LLC, as Agent

	By	/s/ Peter F. Komarek
		Name:	Peter F. Komarek
		Title:	Vice President

This First Amendment to Note Purchase Agreement is accepted and agreed to as of the day and year first above written.

connecticut general life insurance company

By:	cigna Investments, Inc. (authorized agent)

	By	/s/ Deborah B. Wiacek
		Name:	DEBORAH B. WIACEK
		Title:	MANAGING DIRECTOR

This First Amendment to Note Purchase Agreement is accepted and agreed to as of the day and year first above written.

principal life insurance company

By:	Principal Global Investors, LLC
a Delaware limited liability company,
its authorized signatory

	By	/s/ Jon C. Heiny
		Name:	JON C. HEINY,
		Title:	Counsel

	By	/s/ Douglas A. Drees
		Name:	DOUGLAS A. DREES,
		Title:	Counsel

This First Amendment to Note Purchase Agreement is accepted and agreed to as of the day and year first above written.

the travelers insurance company

By	/s/ John A. Wills
	Name:	John A. Wills
	Title:	Investment Officer

NOTEHOLDERS

names of noteholders	outstanding principal amount of notes

sunamerica life insurance company	$65,000,000
monumental life insurance company	$35,000,000
ING USA annuity and life insurance company	$20,000,000
$3,000,000
ING life insurance and annuity company	$2,000,000
connecticut general life insurance company	$10,000,000
$3,000,000
$3,000,000
$2,000,000
$2,000,000
principal life insurance company	$20,000,000
the travelers insurance company	$10,000,000

Total	$175,000,000

schedule I

(to First Amendment to Note Purchase Agreement)

acknowledgment and consent

To the institutional investors named in

Schedule I to the Amendment (as hereinafter described)

This Acknowledgment and Consent (this “Acknowledgment and Consent”), dated as of January 7, 2005, is being delivered by each of the undersigned (each, a “Subsidiary Guarantor”), in respect of that certain Subsidiary Guaranty dated as of June 21, 2004 (the “Subsidiary Guaranty”), given in favor of the institutional investors named therein, and in connection with the transactions contemplated by the First Amendment to Note Purchase Agreement, effective as of even date herewith (the “First Amendment”), by and among Jackson Hewitt Tax Service Inc., a Delaware corporation (the “Company”), Jackson Hewitt Inc., a Virginia corporation (the “Issuer”), and each of the institutional investors party thereto, in respect of the original Note Purchase Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the First Amendment.

By executing this Acknowledgment and Consent as of the date hereof, each Subsidiary Guarantor:

(i)                                     acknowledges receipt of a copy of, and hereby consents to the terms of, the First Amendment;

(ii)                                  ratifies and confirms the Subsidiary Guaranty; and

(iii)                               confirms that the Subsidiary Guaranty continues unimpaired and in full force effect.

[Signature Pages for Acknowledgment and Consent Fallow]

exhibit A

(to First Amendment to Note Purchase Agreement)

This Acknowledgment and Consent may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Acknowledgment and Consent may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

in witness whereof, each Subsidiary Guarantor has caused this Acknowledgment and Consent to be executed as of the day and year first above written.

tax services of america, inc.
hewfant, inc.

By	/s/ Mark L. Heimbouch
Its

A-2

acknowledgment and consent

To the institutional investors named in

Schedule I to the Amendment (as hereinafter described)

This Acknowledgment and Consent (this “Acknowledgment and Consent”), dated as of January 7, 2005, is being delivered by each of the undersigned (each, a “Subsidiary Guarantor”), in respect of that certain Subsidiary Guaranty dated as of June 21, 2004 (the “Subsidiary Guaranty”), given in favor of the institutional investors named therein, and in connection with the transactions contemplated by the First Amendment to Note Purchase Agreement, effective as of even date herewith (the “First Amendment”), by and among Jackson Hewitt Tax Service Inc., a Delaware corporation (the “Company”), Jackson Hewitt Inc., a Virginia corporation (the “Issuer”), and each of the institutional investors party thereto, in respect of the original Note Purchase Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the First Amendment.

By executing this Acknowledgment and Consent as of the date hereof, each Subsidiary Guarantor:

(i)                                     acknowledges receipt of a copy of, and hereby consents to the terms of, the First Amendment;

(ii)                                  ratifies and confirms the Subsidiary Guaranty; and

(iii)                               confirms that the Subsidiary Guaranty continues unimpaired and in full force effect.

[Signature Pages for Acknowledgment and Consent Follow]

Jackson Hewitt Tax Service Inc.	Acknowledgment and Consent to
Jackson Hewitt Inc.	First Amendment to
Note Purchase Agreement

This Acknowledgment and Consent may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Acknowledgment and Consent may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

IN WITNESS whereof, each Subsidiary Guarantor has caused this Acknowledgment and Consent to be executed as of the day and year first above written.

tax services of america, inc.
hewfant, inc.

By	/s/ Mark Heimbouch
	Name:	Mark Heimbouch
	Title:	Chief Financial Officer

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